UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2022

Commission File Number: 000-20333

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

maryland	87-0406496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

480 Shoemaker Road, Suite 104, King of Prussia, PA 19406

(Address of principal executive offices)(Zip Code)

(610) 834-9600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 28, 2022, the Amended and Restated Bylaws (the “Bylaws”) of Nocopi Technologies, Inc., a Maryland corporation (the “Company”) were amended and restated in their entirety (the “Second Amended and Restated Bylaws”) by the Company’s Board of Directors (the “Board”), in accordance with the Bylaws. The Second Amended and Restated Bylaws are effective immediately.

The Second Amended and Restated Bylaws amended and restated the relevant Bylaw provisions to reflect and effectuate the changes to the Company’s Articles of Incorporation, via the filing of Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland on October 29, 2021 (the “Articles Supplementary”) (as disclosed in the Company’s Form 8-K filed with the United States Securities and Exchange Commission on October 29, 2021), providing that the Company shall be governed by Sections 3-803, 3-804(a), 3-804(b) and 3-804(c) of the Maryland General Corporation Law (“MGCL”) and certain other changes. Pursuant to the Articles Supplementary, the following bylaw provisions were amended and restated, as followed:

•	Article III, Section 2 of the Second Amended and Restated Bylaws amended and restated Section 3.3 of the Bylaws to provide that the Company shall be governed by Section 3-803 of the MGCL. As such, Article III, Section 2 of the Second Amended and Restated Bylaws provides for the classification of the Board into three classes as nearly as equal as possible, with directors serving three year terms. Prior to filing the Articles Supplementary and the Second Amended and Restated Bylaws, membership of the Board existed without regard to class, and all directors were subject to renomination and reelection at each annual meeting of the stockholders. Section 3-803 of the MGCL requires the Board, before the next annual meeting of stockholders, to designate by resolution, from among its members, directors to serve as Class I directors, Class II directors and Class III directors.

In connection with such amendment, the current directors on the Board were assigned to Class I, Class II and Class III as follows:

Class	Director	Term Expires At Annual Meeting
Class I	Philip White	2022
Class II	Joseph Raymond	2023
Class III	Michael Feinstein	2024
Class III	Marc Rash	2024

•	Article III, Section 14 of the Second Amended and Restated Bylaws amended and restated Section 3.4 of the Bylaws to provide that the Company shall be governed by Section 3-804(a) of the MGCL. As such, Article III, Section 14 of the Second Amended and Restated Bylaws provides that the Company’s stockholders may only remove any member of the Board by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors and, as a result of the classification of the Board, such removal is required by Section 2-406(b)(3) of the MGCL to be for cause. Prior to filing the Articles Supplementary and the Second Amended and Restated Bylaws, the removal of any member of the Board, with or without cause, required the affirmative vote of a simple majority of all the votes entitled to be cast by the stockholders generally in the election of directors.

•	Article III, Section 3 of the Second Amended and Restated Bylaws amended and restated Section 3.2 of the Bylaws to provide that the Company shall be governed by Section 3-804(b) of the MGCL. As such, Article III, Section 3 of the Second Amended and Restated Bylaws provides that the number of directors of a corporation shall be fixed only by vote of the board of directors. Prior to filing the Articles Supplementary and the Second Amended and Restated Bylaws, the number of directors also could have been fixed by a change to the Company’s articles of incorporation or bylaws.

•	Article III, Section 13 of the Second Amended and Restated Bylaws amended and restated Section 3.6 of the Bylaws to provide that the Company shall be governed by Section 3-804(c) of the MGCL. As such, Article III, Section 13 of the Second Amended and Restated Bylaws provides that any vacancy on the board of directors of a corporation be filled only by the affirmative vote of a majority of the remaining directors then in office even if remaining directors do not constitute a quorum. Prior to filing the Articles Supplementary and the Second Amended and Restated Bylaws, vacancies on the Board resulting from the removal of a director in accordance with Section 3.4 of the Bylaws could have been filled by the affirmative vote of the majority of the Company’s stockholders at an annual or special meeting of stockholders, provided that, if the stockholders of any class or series are entitled to elect one or more directors, only the stockholders of that class or series could elect a successor to fill a vacancy on the Board which results from the removal of a director previously elected by that class or series; vacancies on the Board resulting from any cause other than an increase in the number of directors could be filled by a majority of the remaining directors, whether or not sufficient to constitute a quorum, and vacancies on the Board resulting from an increase in the number of directors could be filled by a majority of the entire Board, provided that, if the stockholders of any class or series are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or series or the sole remaining director elected by that class or series could fill a vacancy for the directors elected by that class or series.

Additionally, the Second Amended and Restated Bylaws:

•	Eliminated Section 2.2 of the Bylaws to permit stockholder participation by remote means consistent with the MGCL, if the board of directors elects to hold a virtual meeting of stockholders pursuant to the MGCL and the Second Amended and Restated Bylaws.

•	Removed certain obligations inconsistent with the MGCL including: the obligation to present an annual statement of affairs to the stockholders at the annual meeting (Section 1.3 of the Bylaws), the obligation to prepare and make available attendant to a meeting of stockholders a copy of the stockholder ledger (Section 2.7 of the Bylaws).

•	Article II, Section 3 of the Second Amended and Restated Bylaws provided greater details with respect to the calling of and the conduct at the Annual and Special Meetings of Stockholders.

•	Provided that stockholders entitled to cast not less than a majority of all votes entitled to be cast on a matter may call a special meeting (previously stockholders holding 25% of the votes could call a special meeting).

•	Streamlined some of the timely notice requirements for Advance Notice Of Stockholder Nominations And Proposals and dispenses with the some of the limits and eligibility requirements for stockholder nominees and nominating stockholders.

•	Added customary emergency bylaw and ratification provisions in Article III, Sections 19 and 20 of the Second Amended and Restated Bylaws, respectively.

•	Added various procedural matters relating conduct of meetings.

The Second Amended and Restated Bylaws also included a new Article XII, which designates the Circuit Court for Baltimore City, Maryland and/or the U.S. District Court for the District of Maryland, as the exclusive forum for certain disputes pertaining to the Company and its stockholders.

The foregoing description of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the Second Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

ITEM 8.01  OTHER EVENTS.

The Company intends to hold its Annual Meeting on June 16, 2022.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.2	Second Amended and Restated Bylaws, Dated January 28, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Dated: February 2, 2022	By:	/s/ Rudolph A. Lutterschmidt
Rudolph A. Lutterschmidt
Vice-President and Chief Financial Officer